UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2023

LODGING FUND REIT III, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-56082	83-0556111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 43rd Street South, Suite 205
Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 630-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Holiday Inn El Paso Loan Modification

The information in this Report set forth under Item 2.03 is incorporated herein by reference into this Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT

Holiday Inn El Paso Loan Modification

As previously disclosed in a Current Report on Form 8-K filed by Lodging Fund REIT III, Inc. (the “Company”) with the Securities and Exchange Commission on May 17, 2021, LF3 El Paso, LLC and LF3 El Paso TRS LLC (collectively, the “Borrower”), subsidiaries of Lodging Fund REIT III OP, LP (the “Operating Partnership”), which is the operating partnership subsidiary of the Company, entered into a $7.9 million loan (the “Holiday Inn El Paso Loan”) with EPH Development Fund LLC (the “Lender”), secured by the 175-room Holiday Inn El Paso West Sunland Park hotel property located in El Paso, Texas (the “Holiday Inn El Paso”), pursuant to a loan agreement, dated as of May 12, 2021. The Holiday Inn El Paso Loan had a maturity date of May 15, 2023. In addition, the interest reserve minimum balance was increased from $100,000 to $400,000 for the duration of the Holiday Inn El Paso Loan.

On May 15, 2023, the Borrower, the Operating Partnership and Corey R. Maple entered into a first loan modification agreement with the Lender, which extended the maturity date to May 15, 2024. As a condition to the extension, the Borrower agreed to pay down $300,000 of the Holiday Inn El Paso Loan, modifying the principal outstanding balance to be $7.6 million. In addition, as a condition to the extension, the Borrower agreed to deposit $819,674 into an FF&E Reserve account held by the Lender.

As an additional condition to the extension, the Operating Partnership and HD Sunland Park Property LLC (the “Contributor”) agreed to amend the Amended and Restated Contribution Agreement, dated as of May 12, 2021, to allow the Operating Partnership to offer the Contributor of the Holiday Inn El Paso an adjustment in the conversion of Series T Limited Units to Common Limited Units or other financial adjustments if the Operating Partnership determines that the Contributor’s extension of the determination of the Series T value to 48 months after issuance to the Contributor may result in actual or possible financial or other loss or litigation.

Other than the modified terms described above, the material terms of the Holiday Inn El Paso Loan remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGING FUND REIT III, INC.

Dated: May 19, 2023	BY:	/s/ Samuel C. Montgomery
Samuel C. Montgomery
Chief Financial Officer